UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Local.com Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held
June 15, 2010
and

PROXY STATEMENT

IMPORTANT
Please mark, sign and date your proxy
and promptly return it in the enclosed envelope

One Technology Drive, Building G
Irvine, CA 92618

April 30, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Local.com Corporation on June 15, 2010, at 10 a.m., local time, at the Hyatt Regency Irvine, The Board Room, 17900 Jamboree Road, Irvine, CA 92614. We look forward to greeting those stockholders who are able to attend.

At the meeting, you are being asked to elect Heath B. Clarke, as our sole Class III member to our Board of Directors; and to ratify the selection of Haskell & White, LLP as our independent registered public accounting firm for the fiscal year ending 2010.

It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience.

As always, your interest and participation in the affairs of Local.com are greatly appreciated. Thank you for your continued support.

Sincerely,

The Board of Directors
Local.com Corporation

One Technology Drive, Building G
Irvine, CA 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 15, 2010

April 30, 2010

To our Stockholders:

The 2010 Annual Meeting of Stockholders of Local.com Corporation (the “Company”) will be held at the Hyatt Regency Irvine, The Board Room, 17900 Jamboree Road, Irvine, CA 92614 on June 15, 2010 beginning at 10:00 a.m. PDT for the following purposes, each as more fully described in the proxy statement accompanying this Notice:

(1) To elect one director as a Class III member of the Company’s Board of Directors for a three-year term expiring in 2013;

(2) To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 23, 2010 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

All of our stockholders are cordially invited to attend the annual meeting in person. It is important that your shares be represented; therefore, even if you presently plan to attend the Annual Meeting, PLEASE COMPLETE, SIGN AND DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time in accordance with the procedures set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2010. The Notice of Annual Meeting of Stockholders, Proxy Statement and 2009 Annual Report on Form 10-K are also available at http://ir.local.com/proxy

Your vote is very important regardless of the number of shares you own, please read the attached proxy statement carefully, and complete, sign, date and return the enclosed proxy card or voting instruction form as promptly as possible.

By Order of the Board of Directors,

Heath B. Clarke
Chief Executive Officer and Chairman

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE 2010 ANNUAL MEETING AND VOTING
PROPOSAL 1 -- ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
OTHER MATTERS
ADDITIONAL INFORMATION

One Technology Drive, Building G
Irvine, CA 92618

PROXY STATEMENT

This proxy statement is furnished to the stockholders of Local.com Corporation (the “Company,” “Local.com,” “we,” “us” or “our”), a Delaware corporation, in connection with the solicitation by the Board of Directors of Local.com of proxies for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 15, 2010, beginning at 10:00 a.m., PDT, at the Hyatt Regency Irvine, The Board Room, 17900 Jamboree Road, Irvine, CA 92614, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying Proxy are first being mailed to our stockholders on or about May 5, 2010. When your proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2010: The Notice of Annual Meeting of Stockholders, Proxy Statement and 2009 Annual Report on Form 10-K are also available at http://ir.local.com/proxy

QUESTIONS AND ANSWERS ABOUT THE 2010 ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including:

•	To elect one director as a Class III member of the Company’s Board of Directors (the “Board”), for a three-year term expiring in 2013 (Proposal 1);

•	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal 2); and

•	To transact such other business as may properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 23, 2010, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on the close of business on April 23, 2010, you will be entitled to vote all of the shares that you held at that time at the Annual Meeting, or any postponements or adjournments of the Annual Meeting. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at our principal business office, One Technology Drive, Building G, Irvine, California 92618, for a period of ten days prior to the Annual Meeting.

How many shares of our Common Stock are outstanding and what are the voting rights of the holders of those shares?

On April 23, 2010, the record date for the Annual Meeting, 15,396,241 shares of our common stock, $0.00001 par value (our “Common Stock”) were outstanding. Each of the holders of the outstanding shares of our Common Stock on the record date will be entitled to one vote on each matter for each share of Common Stock held.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, and guests may accompany each attendee. Registration will begin at 9:45 a.m., and seating will begin immediately thereafter. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding on the record date, will constitute a quorum, permitting the Annual Meeting to conduct its business. Proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal are counted by us for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Broker non-votes (i.e., shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote by the actual owner of the shares and does not have discretionary authority to vote such shares) will also be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Brokers or other nominees who hold shares of our Common Stock in street name for a beneficial owner of those shares generally have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the Annual Meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the Annual Meeting, the proxy holders will exercise their discretion to vote all shares for which they have authority in favor of the adjournment.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote in person. We encourage you, however, to submit the enclosed proxy card in advance of the Annual Meeting. In addition, ballots will be available for registered stockholders to vote in person at the Annual Meeting. Stockholders who hold their shares in “street name” may vote in person at the Annual Meeting only by obtaining a proxy form from the broker or other nominee that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form) you may not vote by telephone or electronically since we do not have that capability. Registered stockholders must follow the instructions included with that proxy card. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically and what deadlines may apply to your ability to vote your shares by telephone or electronically.

Can I change my vote after I return my proxy card?

Yes. As a registered stockholder, you may change your vote (also known as revoking your proxy) at any time before the proxy is voted at the Annual Meeting by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. Written notice of revocation and other communications with respect to the revocation of proxies should be addressed to Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618, Attn: Corporate Secretary. In addition, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request that your proxy be suspended, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If your shares are held in “street name,” please check the proxy card you received from your broker or nominee or contact your broker or nominee to determine how to change your vote.

Who will bear the cost of soliciting votes for the Annual Meeting?

The solicitation of proxies will be conducted by mail, and Local.com will bear the costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial holders of Common Stock. Local.com may conduct further solicitation personally, telephonically, through the Internet or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. Local.com may generate other expenses in connection with the solicitation of proxies for the Annual Meeting. To date the total expenses incurred by Local.com in connection with the solicitation of proxies is approximately $5,000 and an additional $25,000 in expenses is anticipated.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of one director as a Class III member of the Company’s Board of Directors, as described under Proposal 1 herein; and

•	FOR the ratification of the Board of Directors’ appointment of the Company’s independent registered public accountants for the fiscal year ending December 31, 2010, as described under Proposal 2 herein;

With respect to other business that may properly come before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards.

What vote is required to approve each of the proposals?

Local.com has adopted, pursuant to our bylaws, a plurality voting standard with respect to the election of directors. As such, the nominee with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting (in other words, a plurality), shall be elected as our Class III director to serve until our annual meeting of stockholders in 2013 and/or until his successor is duly elected and qualified. As brokers will not have discretionary voting power on the election of our Class III director at the Annual Meeting, there will be “broker non-votes” for such matter. If you do not instruct your broker how to vote with respect to the election of our Class III director, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes.” “Broker non-votes” will not count as votes “For” or to “Withhold Authority.”

The proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of a proposal. Accordingly, an abstention will have the effect of a vote “Against” that proposal. Additionally, brokers may have discretionary authority to vote on the ratification of our independent auditors and, as such, there would not be expected to be broker non-votes in connection with that proposal.

What effect do abstentions and broker non-votes have on the proposals?

In all matters other than the election of directors, abstentions have the same effect as votes “AGAINST” a matter. A “broker non-vote” occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. As such, your shares will count for purposes of determining whether a quorum exists for the Annual Meeting if your broker votes on the routine matter, with or without your proxy. However, brokers are no longer permitted to vote on the election of directors without instruction from the beneficial owner of the shares.

Who will count the votes?

Members of the Company’s management will tabulate the votes and act as Inspector of Elections.

Where can I find the voting results of the Annual Meeting?

Local.com will announce preliminary voting results at the annual meeting and publish final results in Local.com’s current report on Form 8-K.

How do I obtain a separate set of proxy materials if I share an address with other stockholders?

As permitted by applicable law, for stockholders who have requested a printed copy of the proxy materials, only one copy of the proxy materials, which include the proxy statement and the 2009 Annual Report, is being delivered to stockholders with the same last name residing at the same address, unless such stockholders have notified Local.com of their desire to receive multiple copies of the proxy materials. Local.com will promptly deliver within 30 days, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. If you are a stockholder at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of this proxy statement and/or the 2009 Annual Report, or if you desire to receive a separate copy of this proxy statement and/or annual report in the future, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request by mail to Investor Relations, Local.com Corporation, 1 Technology Drive, Building G, Irvine, California 92618 or by telephone at (949) 784-0800.

If a broker, bank or other nominee holds your Local.com shares, please contact your broker, bank or other nominee directly if you have questions, require additional copies of this proxy statement and/or the 2009 Annual Report, or wish to receive multiple copies of proxy materials in the future if you reside at the same address as another stockholder and only one copy was delivered to you.

Are proxy materials for the 2010 annual meeting available electronically?

Yes. This proxy statement and the 2009 Annual Report are available electronically at http://ir.local.com/proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation, as amended, provides for a Board comprised of not less than three nor more than seven directors and authorizes the Board to set the number of directors within that range by a majority vote from time to time. Our Amended and Restated Certificate of Incorporation, as amended, also divides our Board into three classes with staggered terms. Our number of directors is currently set at five with two directors each in Classes I and II and one director in Class III. Only the Class III director will be elected at the 2010 Annual Meeting and the Board has nominated Heath B. Clarke for election. Unless you specifically withhold authority in the attached proxy for the election of this director, the person named in the attached proxy will vote FOR the election of Heath B. Clarke. The director will be elected to serve a three year term expiring at the annual meeting in 2013 and until his successor has been duly elected and qualified, or until his earlier resignation or removal.

Our nominee has consented to serve if elected. If the nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that the nominee will be unable or unwilling to serve.

Our bylaws provide for the election of nominees to the Board based on a plurality of the votes received at a meeting called for the purpose of electing directors. As such, the nominee with the highest number of affirmative votes of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting, shall be elected as our Class III director.

The Board recommends a vote “FOR” the election of the nominee for director. If you fail to vote your shares or instruct your broker on how to vote your shares, your broker will not be able to vote on your behalf with respect to the election of the nominee for director.

The following provides information regarding our nominee as the Class III member to the Board, his age, the year in which he first became a director of the Company, his principal occupations or employment during the past five years and any family relationship with any other director or our executive officers:

	Director	Age as of
Name	Since	4/30/10	Business Experience, Directorships and Director Qualifications

Heath B. Clarke	1999	41	Business Experience: Mr. Clarke has served as our Chief Executive Officer since January 2001, and served as President from March 1999 to December 2000. Mr. Clarke has also served as Chairman of our Board since 1999.

Directorships: Mr. Clarke has held no other public company directorships in the past five years.

Qualifications: The Board of Directors believes that the Chief Executive Officer should serve on the Board of Directors in light of the Chief Executive Officer’s day-to-day knowledge in managing the Company’s operations.

The following provides information regarding the other members of the Board continuing in office, their age, the year in which they first became a director of the Company, their principal occupations or employment during the past five years and any family relationship with any other director or our executive officers:

Directors Continuing in Office Until 2011 (Class I):

	Director	Age as of
Name	Since	4/30/10	Business Experience, Directorships and Director Qualifications

Philip K. Fricke(A)(N)	2003	64	Business Experience: Mr. Fricke is President of PKF Financial Consultants, Inc., a private company he founded in March 2001, which provides financial communications services and advisory services to public and private companies.

Directorships: In the past five years, Mr. Fricke has held one other public company directorship with MI Developments Inc. (from August 2003 to May 2009).

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Fricke to serve as a Director of the Company: Over 25 years experience as a Wall Street financial analyst; significant experience gained as a director of another public company; and a strong educational background with a Bachelor of Arts degree and a Master of Arts degree in Psychology, as well as a Master of Business Administration degree in Finance and Economics received from Fairleigh Dickinson University.
Norman K. Farra Jr.(A)	2005	41	Business Experience: Mr. Farra has served as a Managing Director, Investment Banking for R.F. Lafferty & Co. Inc. since December 2009. From May 2008 to December 2009, he served as Director, Investment Banking for Cresta Capital Strategies, LLC. He was an independent financial consultant from September 2007 to May 2008, and served as Managing Director of Investment Banking for GunnAllen Financial Inc. from August 2006 to September 2007. From June 2001 to August 2006, he was Independent contractor acting as Managing Director of Investment Banking for GunnAllen Financial Inc.

Directorships: In the past five years, Mr. Farra has held no other public company directorships.

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Farra to serve as a Director of the Company: Over 20 years experience in the finance, capital markets and financial services industry; significant experience in the investment banking and financial consulting industry; certification from the National Association of Corporate Directors; and a strong educational background, including a Bachelor of Science degree in Business Administration from Widener University.

Directors Continuing in Office Until 2012 (Class II):

	Director	Age as of
Name	Since	4/30/10	Business Experience, Directorships and Director Qualifications

Theodore E. Lavoie (AC)(N)	1999	56	Business Experience: Mr. Lavoie has served as an independent management consultant to the renewable fuel/waste-to-energy market since May 2009. From June 2007 to May 2009, he was Vice President of Strategic Development of Greenline Industries, a biodiesel production equipment manufacturer. From May 2006 to June 2007, he was Chief Executive Officer of Greenline Industries. From January 2005 to May 2006, Mr. Lavoie was an independent financial consultant.

Directorships: In the past five years, Mr. Lavoie has held no other public company directorships, though he has served on the board and executive committee of a private emerging market company and as a director of Financial Executives International, San Francisco (from 2004 to 2007).

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Lavoie to serve as a Director of the Company: Experience as a chief executive officer in an emerging market industry; experience as a chief financial officer; over 25 years senior execute experience in managing start-ups and high-growth companies; finance experience in the public and private capital markets, global risk and financial services; and strong educational background having earned his Masters of Business Administration degree and Bachelor of Science degree in Business Administration from Loyola Marymount University.
John E. Rehfeld (LD) (NC)	2005	70	Business Experience: Mr. Rehfeld is currently the adjunct professor of marketing and strategy for the Executive MBA Program at Pepperdine University (since 1998) and the University of San Diego (since 2010).

Directorships: Mr. Rehfeld is currently a Director of ADC Telecommunication, Inc. (since September 2004). Mr. Rehfeld was previously a Director of Primal Solutions, Inc. (from December 2008 to June 2009). Additionally, Mr. Rehfeld currently holds directorships with a number of private companies.

Qualifications: The Board of Directors has concluded that the following experience, qualifications and skills qualify Mr. Rehfeld to serve as a Director of the Company: Over 30 years executive experience in high growth industries, including prior experience as a chief executive officer of a number of companies; prior and current experience serving as a director of a number of public and private companies; and a distinguished educational background, including a Masters of Business Administration degree from Harvard University and a Bachelor of Science degree in Chemical Engineering from the University of Minnesota, as well as his current positions as adjunct professor of marketing and strategy for the Executive MBA Programs at Pepperdine and the University of San Diego.

(LD)	Lead Director

(A)	Member of the Audit Committee

(AC)	Chairman of the Audit Committee

(N)	Member of the Nominating, Compensation and Corporate Governance Committee

(NC)	Chairman of the Nominating, Compensation and Corporate Governance Committee

Director Compensation

The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2009 by members of our Board, unless the director is also a named executive officer:

2009 Director Compensation

	Fees Earned or	Option
	Paid in Cash	Awards	Total
Name	($)	($)(1)	($)

Norman K. Farra Jr.(2)	39,500	124,736	164,236
Philip K. Fricke(3)	45,950	124,736	170,686
Theodore E. Lavoie(4)	56,700	124,736	181,436
John E. Rehfeld(5)	65,950	124,736	190,686

(1)	The fair value of each grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

		Risk Free	Dividend
Expected Life	Volatility	Interest Rate	Yield

7.0 years	100.00%	3.32%	None

(2)	As of December 31, 2009, Mr. Farra held options to purchase an aggregate of 140,000 shares of our Common Stock.

(3)	As of December 31, 2009, Mr. Fricke held options to purchase an aggregate of 125,000 shares of our Common Stock.

(4)	As of December 31, 2009, Mr. Lavoie held options to purchase an aggregate of 130,000 shares of our Common Stock.

(5)	As of December 31, 2009, Mr. Rehfeld held options to purchase an aggregate of 130,794 shares of our Common Stock.

Non-employee members of the Board receive an annual retainer of $20,000 plus $1,500 for each meeting attended in person and $750 for each meeting attended telephonically. The Lead Director receives an annual fee of $12,500. The Chairman of the Audit Committee receives an annual fee of $10,000. The Chairman of the Nominating, Compensation and Corporate Governance Committee receives an annual fee of $7,500. Members of committees of the Board receive $1,200 for each committee meeting attended. In addition, all members of the Board receive an annual grant of an option to purchase 15,000 shares of our Common Stock. New members to the Board receive a grant of an option to purchase 20,000 shares of our Common Stock and a pro-rata amount of the regular annual grant amount of an option to purchase 15,000 shares of our Common Stock. One-half of each of the options granted to the member of the Board are vested at the time of the grant, and the remaining portions vest in equal monthly installments over the following twelve months. In April 2009, the Nominating, Compensation and Corporate Governance Committee of the Board received an analysis prepared internally by the Company’s management with respect to prevailing market rates of compensation for independent board members of companies in similar size, industry and geography as the Company. As a result of such analysis, the Nominating, Compensation, and Corporate Governance Committee recommended and the full Board approved an additional, special option grant to each of the Board’s independent members to purchase a total of 45,000 shares of our Common Stock in lieu of the annual grants described above for 2009, 2010 and 2011. The option to purchase the first 15,000 shares of the special grant to the Board’s independent members vests 50% on the date of grant and the remainder vests each month over the next twelve months; the option to purchase the second 15,000 shares vests 50% one year from the date of grant and the remainder vests each month over the twelve months following the one year anniversary from the date of grant; the option to purchase the final 15,000 shares vests 50% two years from the date of grant and the remainder vests each month over the twelve months following the two year anniversary from the date of grant.

Board Meeting Attendance

Our Board met fourteen times and acted five times by unanimous written consent during 2009. During the year, overall attendance by incumbent directors was 100% at Board meetings, except for one meeting missed by Mr. Fricke and 100% at committee meetings. At last year’s annual meeting of stockholders, two members of our Board were in attendance.

Director Independence

Nominating,
Compensation and
Corporate
		Audit Committee	Governance
Director	Independent(1)	Member	Committee Member

Heath B. Clarke	No
Norman K. Farra Jr.	Yes	X
Philip K. Fricke	Yes	X	X
Theodore E. Lavoie	Yes	X	X
John E. Rehfeld	Yes		X

(1)	The Board has determined that Messrs. Farra, Fricke, Lavoie and Rehfeld are “independent” within the meaning of the Nasdaq Capital Market (“Nasdaq”) director independence standards, as currently in effect. The Board further determined that Heath B. Clarke is not independent due to his position as our Chief Executive Officer.

Board Leadership Structure

The Board, in conjunction with the Nominating, Compensation and Corporate Governance Committee, has determined that it is in the best interests of the Company that our Chief Executive Officer, Heath Clarke, serve as Chairman in light of the size of the Company, the size of the overall Board, and his familiarity with the Company’s business, strategy and the industry in general. The Board believes that the dual role of Chairman and Chief Executive Officer allows Mr. Clarke, who is deeply involved in the Company’s day-to-day operations, to best present to the independent directors his ideas for the Company, the challenges facing the Company, the opportunities available to the Company, and the operations of the Company. The independent directors can then utilize their collective experience, oversight and expertise in determining the strategies and priorities the Company should focus its efforts on. Together, the Chairman and CEO and the independent directors make determinations about the strategic direction of the Company, and management is accountable for executing the strategy. The Board believes that this manner of governance appropriately balances the need for an informed and involved Chairman with independent Board oversight. In furtherance of these objectives, the independent directors meet at least four times annually in executive session without management or non-independent directors present. The Board has appointed John Rehfeld as lead director to preside at such meetings and to lead the Board in the event a conflict of interest should arise. In the event of an actual or potential conflict of interest involving any director, including the Chairman or lead director, both the Chairman and lead director are both promptly informed.

The Board’s Role in Risk Oversight

The entire Board is engaged in risk oversight, including reviewing management’s operational and financial planning and associated risks. The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic. The full Board receives these reports from the appropriate officer within the organization to enable it, pursuant to its Corporate Governance Guidelines, to assess the major risks facing the Company and to review the options to mitigate such risks. Furthermore, the Audit Committee regularly considers policies with respect to risk assessment and risk management as they relate to the Company’s financial statements and financial reporting process. During meetings of the full

Board, the Chairman or other members of the Audit Committee report to the full Board on applicable issues related to risk.

Board Committees

Our Board has two active committees, an Audit Committee and a Nominating, Compensation and Corporate Governance Committee.

Audit Committee

The Audit Committee is currently comprised of Mr. Lavoie as Chairman and Messrs. Fricke and Farra, each of whom satisfies the Nasdaq and Securities and Exchange Commission (the “SEC”) rules for Audit Committee membership (including rules regarding independence). The Audit Committee held five meetings during 2009. The Board has determined that Mr. Lavoie is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC and satisfies the financial sophistication requirements of the Nasdaq listing standards.

The Audit Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, under the “Corporate Governance” tab, as well as our by-laws and applicable law. In accordance with its charter, the Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities to our stockholders with respect to the integrity of our financial statements and reports and financial reporting process. Specific responsibilities include:

•	reviewing and recommending to the Board approval of the Corporation’s interim and annual financial statements and management’s discussion and analysis of results of operation and financial condition related thereto;

•	being directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor;

•	pre-approving, or establishing procedures and policies for the pre-approval of, the engagement and compensation of the external auditor in respect of the provision of (i) all audit, audit-related, review or attest engagements required by applicable law and (ii) all non-audit services permitted to be proved by the independent auditor;

•	reviewing the independence and quality control procedures of the independent auditor;

•	preparing the Audit Committee report in this Proxy;

•	establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal controls, and auditing matters, and (ii) the confidential, anonymous submission of complaints by our employees of concerns regarding questionable accounting or auditing matters; and

•	annually reviewing its charter and recommending any amendments to the Board.

The Audit Committee meets periodically with management to consider the adequacy of Local.com’s internal controls and the financial reporting process. It also discusses these matters with our independent registered public accounting firm and with appropriate company financial personnel. The Audit Committee reviews Local.com’s financial statements and discusses them with management and our independent registered public accounting firm before those financial statements are filed with the SEC.

The Audit Committee regularly meets privately with the independent registered public accounting firm. The Audit Committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent registered public accounting firm engaged by Local.com to perform the audit of the Company’s financial statement or related work or other audit, review or attestation services for the Company. The Audit Committee periodically reviews the independent registered public accounting firm’s performance and independence from management. The independent registered public accounting firm has access to Company records and personnel and reports directly to the Audit Committee.

The Audit Committee is empowered to retain outside legal counsel and other experts at our expense where reasonably required to assist and advise the Audit Committee in carrying out its duties and responsibilities.

Nominating, Compensation and Corporate Governance Committee

The Nominating, Compensation and Corporate Governance Committee (the “NCCG Committee”) is currently comprised of Mr. Rehfeld as Chairman and Messrs. Lavoie and Fricke, each of whom satisfies the Nasdaq and SEC rules for membership to the NCCG Committee (including rules regarding independence). The NCCG Committee held six meetings during 2009.

The NCCG Committee operates pursuant to its written charter, which is available on our corporate web site at http://ir.local.com, under the “Corporate Governance” tab, as well as our by-laws and applicable law. In accordance with its charter, the NCCG Committee’s purpose is to assist the Board in discharging the Board’s responsibilities regarding:

•	the identification, evaluation and recommendation to the board of qualified candidates to become Board members;

•	the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	the selection of candidates to fill any vacancies on the Board;

•	the periodic review of the performance of the Board and its individual members;

•	the making of recommendations to the Board regarding the number, function and composition of the committees of the Board;

•	the compensation of the Company’s chief executive officer and other executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company on an at least annual basis;

•	the evaluation, on an at least annual basis, of the performance of the chief executive officer and other executive officers in light of corporate goals and objectives, and, based on that evaluation, determine the compensation of the Chief Executive Officer and other executive officers, including individual elements of salary and incentive compensation, which includes equity compensation;

•	the review and approval of employment agreements, separation and severance agreements, and other appropriate management personnel;

•	the review and provision of assistance to the Board in developing succession plans for the executive officers and other appropriate management;

•	the recommendation to the Board of compensation programs for non-employee directors, committee chairpersons, and committee members, consistent with any applicable requirements for the listing standards for independent directors and including consideration of cash and equity components of this compensation;

•	the grant of discretionary awards under the Company’s equity incentive plans, and the exercise of authority of the Board with respect to the administration of the Company’s incentive compensation plans;

•	the consideration of any recommendations that the Company’s executive officers may submit for consideration with respect to executive officer or director compensation;

•	the engagement of such outside consultants as the Committee deems necessary or appropriate in order to establish compensation amounts, types and targets with respect to our executive officers and independent directors;

•	the periodic review of and the making of recommendations to the Board with respect to the Company’s equity and incentive compensation plans;

•	producing an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations, when applicable and required;

•	the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company (the “Corporate Governance Guidelines”); and

•	oversight of the evaluation of the Board.

In addition to the powers and responsibilities expressly delegated to the NCCG Committee in its charter, the NCCG Committee may exercise other powers and carry out other responsibilities that may be delegated to it by the Board from time to time, consistent with the Company’s bylaws.

Consideration and Determination of Executive and Director Compensation.

The NCCG Committee undertakes a review of executive and director compensation on at least an annual basis. The NCCG Committee applies its established compensation principles to such considerations when determining when and if changes are warranted with respect to the compensation of our executives and directors. The NCCG Committee, as part of its considerations, reviews the compensation and compensation philosophies of companies within the Company’s peer group, as established by the NCCG Committee. The NCCG Committee utilizes a combination of salary, annual cash incentives, long-term, equity based incentives and other benefits to structure executive compensation packages in conformity with its compensation principles, generally with the intent of rewarding performance in a manner that is aligned with stockholder interests. While the NCCG Committee retains authority over all such compensation matters, it may delegate certain matters, such as the administration of certain of its benefits plans, to the Company’s vice president of human resources.

In undertaking all of these processes, the NCCG Committee utilizes a compensation consultant. In the third quarter of 2009, the NCCG Committee engaged Frederic W. Cook & Co. as its outside compensation consultant. This consultant has assisted the NCCG Committee in (1) developing the Company’s peer group and analyzing information relative to such peer group companies, (2) conducting benchmarking of executive officer cash compensation relative to the peer group, (3) advising on best practices, trends, and developments with respect to executive compensation, and (4) advising on executive employment agreement structure.

Our chief executive officer does provide recommendations to the NCCG Committee as to the compensation of his direct reports, including all of our other Named Executive Officers. These recommendations are not binding on the NCCG Committee, which reserves for itself the final determination of compensation packages for all Named Executive Officers, including the chief executive officer. Our chief executive officer also has an opportunity to discuss with the NCCG Committee his compensation on at least an annual basis.

Director Nomination Process

In selecting director nominees, the Board, through the NCCG Committee, may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to Brenda Agius, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources such as other Board members or senior management.

The Board, through its NCCG Committee, will consider a number of factors when reviewing potential director nominees. The factors which are considered by the Board and its NCCG Committee include, but are not limited to the following: the candidate’s ability and willingness to commit adequate time to Board and committee matters, the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs, the candidate’s personal and professional integrity, ethics and values, the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company, the candidate’s experience in our industry, the candidate’s experience as a board member of another publicly held company, whether the candidate would be “independent” under applicable standards, whether the candidate has practical and mature business judgment, and the candidate’s academic expertise in an area of our operations.

In identifying, evaluating and selecting future potential director nominees for election at each future annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Board, through its NCCG Committee, engages in a selection process. The Board, through its NCCG Committee, will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. The Board may also hire a search firm if deemed appropriate. All potential new director nominees will be initially reviewed by the NCCG Committee. The members of the NCCG Committee will make an initial determination in their own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the NCCG Committee determines that it is appropriate to proceed, the Chief Executive Officer and at least one additional member of the Board will interview the prospective director candidate(s). The full Board may interview the candidates as well. The NCCG Committee provides informal progress updates to the Board, as appropriate, and meets to consider and recommend final director candidates to the entire Board as necessary. The Board ultimately determines which candidates are nominated or elected to fill a vacancy.

There have been no changes to the procedure by which our stockholders may recommend nominees to our board of directors.

Communications with the Board

Stockholders who wish to contact members of the Board may send written correspondence to the following address: Brenda Agius, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California, 92618. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All communications will be received and processed by the Secretary, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the Chairperson of the Audit Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees. Our code of business conduct and ethics, as applied to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers complies with the requirements of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our web site at http://ir.local.com, under the “Corporate Governance” tab. In addition, a copy of the code of business conduct and ethics will be provided to any person without charge upon request to Brenda Agius, Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618. We intend to timely disclose any amendments to or waivers of certain provisions of our code of business conduct and ethics that apply to our Chief Executive Officer, senior executive officers, principal accounting officer, controller and other senior financial officers on our web site within four business days of such amendment or waiver or as otherwise required by the SEC or Nasdaq.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board (the “Audit Committee”) consists of three non-employee directors, Theodore E. Lavoie, as chairman, Norman K. Farra Jr. and Phillip K. Fricke, each of whom the Board has determined to be an independent director under applicable SEC rules, the NASDAQ listing standards and the Company’s own internal guidelines. The Audit Committee is a standing committee of the Board and operates pursuant to a written charter adopted by the Board, which is available on our website, http://ir.local.com, under the “Corporate Governance” tab.

Among its functions, the Audit Committee has the authority and responsibility to retain and terminate the engagement of the Company’s independent registered public accounting firm (the “independent Auditors”). The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such consolidated financial statements with generally accepted accounting principles.

The Audit Committee met five times during fiscal 2009 to fulfill its responsibilities. The Audit Committee’s chairman and senior members of the Company’s financial management team establish the Audit committee’s agenda for all such meetings. During 2009, the Audit Committee also met with the Company’s independent Auditors and the senior members of the Company’s financial management team to discuss any matters that, in the opinion of the Audit Committee, should be discussed privately with the Audit Committee, the independent Auditors or the senior members of the Company’s financial management team.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2009, with management and the independent Auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent Auditors matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees)(as modified or superseded).

In addition, the Audit Committee has received the written disclosures and the letter from the independent Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent Auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent Auditor the independent Auditor’s independence.

Based on the reports and discussions described above, the Audit Committee’s review of the Company’s audited consolidated financial statements, representations of management and the report of the independent Auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Theodore E. Lavoie, Chairman
Norman K. Farra Jr.
Philip K. Fricke

April 27, 2010

EXECUTIVE OFFICERS

Executive Officers and Key Employees

The following table sets forth, as of April 23, 2010, certain information concerning our executive officers and other key employees:

Name	Age	Position

Heath B. Clarke(1)	41	Chief Executive Officer and Chairman of the Board
Stanley B. Crair(1)	54	Chief Operating Officer and President
Brenda Agius(1)	46	Chief Financial Officer and Secretary
Michael O. Plonski(1)	41	Chief Technology Officer
Scott Reinke(1)	36	General Counsel
Jennifer R. Black	40	Vice President of Marketing
Kenneth S. Cragun	49	Vice President of Finance
Heather A. Dilley	41	Vice President of Human Resources
Peter S. Hutto	51	Senior Vice President of Corporate Development
Kimber L. LaFleur	40	Vice President of Product Management
Peter Mathews	42	Vice President of Engineering
Richard Szatkowski	54	General Manager of Network and Sales & Advertiser Services

(1)	Executive officer.

Heath B. Clarke has served as our Chairman of the Board since March 1999, as our President from March 1999 to December 2000 and as our Chief Executive Officer since January 2001. From 1998 to February 1999, Mr. Clarke was the Vice President of eCommerce for LanguageForce, Inc., a language translation software company. Prior to that time, he was a Marketing Manager for Starnet International (Canada), an Internet company. From 1995 to 1998 he held managerial positions with the Berg Group of Companies (Australia), and from 1988 to 1995 he was founder and Chief Executive Officer of Australian Fibre Packaging.

Stanley B. Crair has served as our Chief Operating Officer since July 2005 and as our President since April 2006. From 2003 to April 2005 Mr. Crair was the COO of ZeroDegrees, Inc., an internet company that provided online social networking services to business professionals, which he co-founded. As COO of ZeroDegrees, Mr. Crair was responsible for the day-to-day oversight of network operations, customer service, facilities, quality assurance, human resources, and overall company support. The company was purchased by IAC/InterActiveCorp in 2004 and Crair remained active in the company until April 2005. Mr. Crair received a Masters of Business Administration degree in Corporate Strategy and International Business from the University of California, Berkeley and a Bachelor of Science degree in Physics from the United States Naval Academy.

Brenda Agius has served as our Chief Financial Officer and Secretary since February 2009. From September 2008 to January 2009, Ms. Agius was Chief Financial Officer of Neighborhood America, an online social network platform company. From December 2005 to September 2008, Ms. Agius was the owner and founder of the Private Asset Management Group, a CFO private advisory company. Prior to that, Ms. Agius served in a number of roles with MIVA, Inc., an online advertising and media company, including senior vice president of global operations from May 2005 to November 2005, Chief Financial Officer from July 2004 to May 2005, senior vice president of finance from February 2004 to June 2004 and vice president of finance from April 2002 to February 2004. Ms. Agius received a Bachelor of Science degree in Accounting from Long Island University and is a Certified Public Accountant. Ms. Agius’ responsibilities prior to Local.com have included chief financial officer functions at a public company, including preparation of financials for SEC disclosures in accordance with GAAP, audit experience at a nationally recognized certified public accounting firm, and day-to-day management of the financial affairs of both public and private companies.

Michael O. Plonski has served as our Chief Technology Officer since July 2009. From July 2005 to July 2009, Mr. Plonski served as SVP/Chief Information Officer and Chief Operating Officer Digital of Martha Stewart Living Omnimedia, Inc., an integrated media and merchandising company providing consumers with inspiring lifestyle content and well-designed, high-quality products. Mr. Plonski received a Bachelor of Science degree in Mechanical Engineering from the University of Notre Dame. Mr. Plonski’s responsibilities prior to Local.com have included chief information officer and chief technology officer functions at a public company, including oversight of technology development, deployment, maintenance and enhancement, managing multiple technology initiatives, managing corporate infrastructure and integrating the technologies of acquired companies. In the role of chief operating officer digital, his responsibilities included product management, project management, editorial, design, user-experience, web site production and integration of partners and partner digital properties.

Scott Reinke has served as our General Counsel since April 2009. From October 2006 to April 2009, Mr. Reinke served as executive vice president and general counsel of Emerging Media Group, Inc., parent company of TRAFFIQ, Inc., a marketplace for advertising inventory and a self-service media management and planning platform. From March 2004 to October 2006, Mr. Reinke served as assistant general counsel and vice president — legal of MIVA, Inc., an online advertising and media company. Mr. Reinke received a Juris Doctorate from Georgetown University Law Center and a Bachelors of Arts degree in English and Political Science from Boston College. Mr. Reinke’s responsibilities prior to Local.com have included general counsel functions at a private technology company, day-to-day management of the legal affairs of both public and private companies, including securities law compliance, contract management, merger, acquisition and capital fundraising related matters and risk assessment.

Jennifer R. Black has served as our Vice President of Marketing since April 2006. From May 2005 to April 2006, Ms. Black was the Director of Online Marketing at Autobytel, Inc., an Internet company that connects buyers and sellers of autos through a content and pricing lead system. From May 2004 to May 2005, Ms. Black was eCommerce Director at Teleflora, LLC, a provider of florist products and services. Ms. Black received a Bachelors of Arts degree in Business Management from the University of Utah. Ms. Black’s responsibilities prior to Local.com have included ecommerce management, online marketing, retail point of purchase, branding, public relations, website design and development, search engine marketing, search engine optimization, offline advertising and media, including television and radio.

Kenneth S. Cragun has served as our Vice President of Finance since April 2009. From June 2006 to March 2009, Mr. Cragun was the Chief Financial Officer of Modtech Holdings, Inc., a supplier of modular buildings. From May 2005 to April 2006 Mr. Cragun served as Senior Vice President of Finance for MIVA, Inc. an online advertising and media company. Prior to that role, Mr. Cragun served at MIVA as Vice President of Finance from October 2004 to May 2005, and as Director of Finance from July 2003 to October 2004. Mr. Cragun received a Bachelors of Science degree in Accounting from Colorado State University-Pueblo. Mr. Cragun’s responsibilities prior to Local.com have included chief financial officer functions at a public company, including preparation of financials for SEC disclosures in accordance with GAAP, audit experience at a nationally recognized certified public accounting firm, and day-to-day management of the financial affairs of both public and private companies.

Heather A. Dilley has served as our Vice President of Human Resources since January 2007. From October 2005 to January 2007, Ms. Dilley served as our Director of Human Resources. From June 2004 to October 2005, Ms. Dilley was the Manager of Human Resources for Paciolan, Inc. an online ticketing software company. From December 2002 to June 2004, Ms. Dilley was the Senior Human Resources Generalist for Rainbow Technologies. Ms. Dilley received a Masters of Science degree in Human Resource Management and a Bachelor of Arts degree in Sociology from Chapman University. Ms. Dilley’s responsibilities prior to Local.com have included employee relations, recruiting, benefits administration and organization development.

Peter S. Hutto has served as our Senior Vice President Corporate Development since October 2008. From October 2005 to October 2008, Mr. Hutto served as our Vice President of Business Development and Sales. From July 2005 to October 2005, Mr. Hutto was an independent contractor acting as Vice President of Development for us. From January 2003 to July 2005, Mr. Hutto was co-founder and Vice President of

Business Development and Marketing for Zero Degrees, Inc., an operating unit of IAC/Interactive Corporation. Mr. Hutto received a Bachelor of Arts degree in Political Science from the University of North Carolina, Chapel Hill. Prior to joining Local.com Mr. Hutto’s responsibilities have encompassed all aspects of executive and general management. Specific duties have included business unit operations, business development, sales, fulfillment and delivery oversight, product strategy and business strategy. Mr Hutto’s experience spans both public and private companies and he has been a senior executive in companies ranging in size from Fortune 200 enterprises to startup ventures.

Kimber L. LaFleur has served as our Vice President of Product Management since May 2007. From January 2005 to April 2007, Ms. LaFleur was Senior Director of Product Management for GlobalTech, Inc. a wholly-owned subsidiary of Digital River, Inc., a provider of global e-commerce solutions for software and consumer electronics. From September 2000 to January 2005, Ms. LaFleur held various management positions in product management at Commerce5, Inc., which was acquired by Digital River Inc. in December 2005. Ms. LaFleur received a Bachelor of Science degree in Computer Design from Loma Linda University. Ms. LaFleur’s responsibilities prior to joining Local.com have included product management and product marketing management for both private and public technology companies (including domestic and international), management of creative services, web development, and client service (account management), including presentation of quarterly account reviews, contract renewals, relationship management, fostering account growth, and managing partner attrition.

Peter Mathews has served as our Vice President of Technology since August 2008. From July 2007 to March 2008, Mr. Mathews was Vice President of Engineering for AGIS Network, Inc., a provider of technology-driven resources for the aging and disability communities. From April 2004 to July 2007, Mr. Mathews was Senior Director, Software Development for Autobytel Inc., an internet automotive services company. Mr. Mathews received a Bachelor of Science degree in Systems Engineering from the University of Pennsylvania. Mr. Mathews responsibilities prior to Local.com have included day-to-day technical management at both public and private technology companies, consulting on technical matters for both public and private technology companies, including selecting and managing offshore resources and technical design.

Richard Szatkowski has served as our General Manager of Network and Sales & Advertiser Services since November 2009. From December 2008 until November 2009 Mr. Szatkowski was Senior Vice President, Business Development and Advertising for Autobytel, Inc., an Internet company that connects buyers and sellers of autos through a content and pricing lead system. Prior to that Mr. Szatkowski was Vice President, Business Development at Autobytel from May 2007 to December 2008. From October 2005 to May 2007, Mr. Szatkowski was Vice President, Business Development for Neomedia Technologies. From April 2003 to October 2005, Mr. Szatkowski was Senior Vice President and General Manager of two business units and served in a corporate development role for MIVA, Inc. Mr. Szatkowski received a Masters of Business Administration from Georgia State University in Atlanta with undergraduate studies at Roger Williams University and University of Illinois. Mr. Szatkowski’s responsibilities prior to Local.com have included executive leadership roles in general management, major account development/management, marketing, strategic planning, multi-site operations management, product development and launch, and mergers and acquisitions for both public and private companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our Common Stock as of April 29, 2010:

•	each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;

•	each of our directors and nominees;

•	each named executive officer; and

•	all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of Common Stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of April 23, 2010 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

The percentage of beneficial ownership is based on 15,903,872 shares of Common Stock outstanding as of April 29, 2010.

Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of the following stockholders is c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California 92618.

		Percentage of
	Number of Shares	Shares
	of Common Stock	Beneficially
Name and Address of Beneficial Owner	Beneficially Held	Owned

Executive Officers and Directors:
Heath B. Clarke(1)	1,194,503	7.3%
Stanley B. Crair(2)	300,485	1.9%
Brenda Agius(3)	54,166	*	%
Michael O. Plonski	—	*	%
Scott Reinke(4)	24,996	*	%
Norman K. Farra Jr.(5)	201,531	1.3%
Philip K. Fricke(6)	89,402	*	%
Theodore E. Lavoie(7)	59,999	*	%
John E. Rehfeld(8)	171,043	1.1%
All directors and executive officers as a group (9 persons)(9)	2,096,125	11.7%

*	- less than 1%

(1)	Includes 459,775 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010 and 696,928 shares which were pledged as collateral for personal loans with a third party.

(2)	Includes 295,335 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(3)	Includes 54,166 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(4)	Includes 24,996 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(5)	Includes 95,282 shares issuable upon the exercise of warrants, 96,249 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010 and 4,500 shares with indirect beneficial ownership by Mr. Farra as custodian for his daughter.

(6)	Includes 89,249 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(7)	Includes 56,249 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(8)	Includes 97,043 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010.

(9)	Includes 95,282 shares issuable upon the exercise of warrants, 1,173,062 shares issuable upon the exercise of options that are exercisable within 60 days of April 29, 2010, 696,928 shares which were pledged as collateral for personal loans with a third party and 4,500 shares with indirect beneficial ownership.

EXECUTIVE COMPENSATION

Summary Compensation

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2009 and 2008 by our Chief Executive Officer and our two other most highly compensated executive officers in 2009, and our president and chief operating officer. We refer to our Chief Executive Officer and these other executive officers as the named executive officers in this proxy.

2009 Summary Compensation Table

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)	($)

Heath B. Clarke	2009	310,833	246,289	105,331	—	662,453
Chief Executive Officer and Chairman of the Board	2008	270,000	115,514	265,221	—	650,735
Stanley B. Crair	2009	256,667	157,906	57,345	—	471,918
President and Chief Operating Officer	2008	230,000	79,910	191,549	—	501,459
Brenda Agius(2)	2009	221,667	128,470	348,842	75,000	773,979
Chief Financial Officer and Secretary
Michael Plonski(3)	2009	113,331	88,636	942,136	75,000	1,219,103
Chief Technology Officer

(1)	The fair value of each grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

Year
Option	Expected		Risk Free	Dividend
Granted	Life	Volatility	Interest Rate	Yield

2009	7.0 years	100.00%	2.76%	None
2008	7.0 years	100.00%	3.50%	None

(2)	Ms. Agius joined us on February 23, 2009 and was paid her salary from that date. During 2009, Ms. Agius received other compensation of $75,000 for relocation.

(3)	Mr. Plonski joined us on July 27, 2009 and was paid his salary from that date. During 2009, Mr. Plonski received other compensation of $75,000 for relocation.

Stock Options Granted — 2009

The following table provides information regarding grants of stock options that we granted to the named executive officers during the fiscal year ended December 31, 2009. All options were granted at the fair market value of our Common Stock on the date of grant, as determined by our Board. Each option represents the right to purchase one share of our Common Stock. None of the shares subject to options are vested at the time of grant and 33.33% of the shares subject to such option grants vest on the date which is one year from the date of grant. The remainder of the shares vests in equal quarterly installments over the eight quarters thereafter.

2009 Stock Options Granted

		All Other Option
		Awards:
		Number of Securities	Exercise or
		Underlying	Base Price of
	Grant	Options	Option Awards
Name	Date	(#)	($/Sh)

Heath B. Clarke	3/12/2009	80,837 (1)	1.57
Stanley B. Crair	3/12/2009	44,010 (1)	1.57
Brenda Agius	2/23/2009	260,000 (2)	1.62
Michael Plonski	8/11/2009	260,000 (2)	4.34

(1)	33.33% of total grant vests one year from the date of grant and the remainder vests quarterly over the next eight quarters.

(2)	The option to purchase the first 130,000 shares vests 33.33% one year from the date of grant and the remainder vests quarterly over the next eight quarters, the option to purchase the next 43,333 shares vests 33.33% two years from the date of grant and the remainder vests quarterly over the next eight quarters, the option to purchase the next 43,333 shares vests 33.33% three years from the date of grant and the remainder vests quarterly over the next eight quarters and the option to purchase the final 43,334 shares vests 33.33% four years from the date of grant and the remainder vests quarterly over the next eight quarters.

Employment Agreements and Change in Control Arrangements with Our Named Executive Officers

We entered into amended and restated employment agreements with each of Messrs. Clarke, Crair and Plonski, and Ms. Agius on April 26, 2010. Each of those employment agreements has a term of one year and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.

If we terminate an executive’s employment agreement without cause (the definition of which is summarized below), or if an executive terminates his or her agreement with good reason (the definition of which is also summarized below), each as defined in the agreement, we are obligated to pay that executive: (i) his or her annual salary and other benefits earned prior to termination, (ii) his or her annual salary payable over one year after termination, (iii) an amount equal to all bonuses earned during the four quarters immediately prior to the termination date, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by the executive to exercise stock options, (iv) benefits for 12 months following the date of termination, (v) the vesting of all options that would have vested had the executive’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination, and (vi) the right for 12 months from the date of termination to exercise all vested options granted to the executive.

Notwithstanding the foregoing, in the event of a change of control or a termination without cause or for good reason by the executive within 120 days of a change of control, all options granted to the executive will be immediately vested and remain exercisable through the end of the option term as if the executive were still employed by the Company. Furthermore, in the event of a termination without cause of for good reason by the executive in connection with a change of control, we are obligated to pay that executive: (i) his or her annual salary and other benefits earned prior to termination, (ii) 1.25 times his or her annual salary payable in a lump sum, (iii) an amount equal to 1.25 times all bonuses earned during the four quarters immediately prior to the termination date or immediately prior the date of the change of control, whichever is greater, payable in a lump sum, and (iv) benefits for 15 months following the date of termination.

Under the terms of the agreements, a change of control is deemed to have occurred generally in the following circumstances:

•	The acquisition by any person of 35% or more of the securities of the Company, exclusive of securities acquired directly from the Company;

•	The acquisition by any person of 50% or more of the combined voting power of the Company’s then outstanding voting securities;

•	Certain changes in the composition of the Board;

•	Certain mergers and consolidations of the Company where certain voting thresholds or ownership thresholds are not maintained; and

•	The approval of a plan of liquidation of the Company or the consummation of the sale of all or substantially all of the Company’s assets where certain voting thresholds are not maintained.

Under the terms of the agreements, “cause” is generally defined as:

•	Conviction of a felony involving the crime of theft or a related or similar act of unlawful taking, or a felony involving the federal or California securities or pension laws, or any felony, which results in material economic harm to the Company;

•	Engagement in the performance of the executive’s duties or otherwise to the material and demonstrable detriment of the Company, in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement;

•	Failure to adhere to lawful and reasonable directions of the Board or failure to devote substantially all of the business time and effort to the Company, upon notice; and

•	Material breaches of the agreement by executive.

Under the terms of the agreements, good reason is generally defined as:

•	A reduction in salary or failure to pay salary when due;

•	A material diminution in the executive’s title, authority, duties, reporting relationship or responsibilities;

•	Material breach of the agreement by the Company;

•	Failure to have any successor in interest to the Company assume the employment agreement;

•	A relocation of the executive to offices farther than 25 miles away from the location set forth in the agreement;

•	A change in executive’s reporting; and

•	The assignment to executive of any duties or responsibilities which are inconsistent with her status, position or responsibilities.

Outstanding Equity Awards at Fiscal Year-End — 2009

The following table sets forth the number of shares of Common Stock subject to exercisable and unexercisable stock options held as of December 31, 2009 by each of our named executive officers and our president and chief operating officer.

2009 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Heath B. Clarke	22,131	—		4.00	12/15/2010
	114,118	—		4.00	12/31/2011
	5,900	—		2.25	1/28/2014
	29,676	—		16.59	1/14/2015
	9,224	—		16.59	1/14/2010
	10,331	—		5.53	5/18/2015
	1,669	—		5.53	5/18/2010
	15,000	—		9.90	6/3/2015
	26,512	—		6.79	11/15/2015
	758	—		6.79	11/15/2010
	29,642	—		4.21	3/9/2016
	25,358	—		4.21	3/9/2011
	35,421	—		3.84	12/14/2016
	19,579	—		3.84	12/14/2011
	44,999	22,501	(1)	4.74	12/13/2017
	22,499	45,001	(2)	4.74	12/13/2017
	—	67,500	(3)	4.70	6/3/2018
	—	80,827	(4)	1.57	3/12/2019
Stanley B. Crair	118,000	—		7.75	7/6/2015
	15,500	—		6.29	8/12/2015
	40,000	—		3.83	3/9/2016
	44,500	—		3.49	12/14/2016
	32,499	16,251	(1)	4.74	12/13/2017
	16,249	32,501	(2)	4.74	12/13/2017
	—	48,750	(3)	4.70	6/3/2018
	—	44,010	(4)	1.57	3/12/2019
Brenda Agius	—	130,000	(5)	1.62	2/23/2019
	—	43,333	(6)	1.62	2/23/2019
		43,333	(7)	1.62	2/23/2019
		43,334	(8)	1.62	2/23/2019
Michael O. Plonski	—	130,000	(9)	4.34	8/11/2019
	—	43,333	(10)	4.34	8/11/2019
	—	43,333	(11)	4.34	8/11/2019
	—	43,334	(12)	4.34	8/11/2019

(1)	33.33% of total grant vested on December 13, 2008 and the remainder vests each quarter over the next 8 quarters commencing after December 13, 2008.

(2)	33.33% of total grant vested on December 13, 2009 and the remainder vests each quarter over the next 8 quarters commencing after December 13, 2009.

(3)	33.33% of total grant vests on June 3, 2011 and the remainder vests each quarter over the next 8 quarters commencing after June 3, 2011.

(4)	33.33% of total grant vests on March 12, 2010 and the remainder vests each quarter over the next 8 quarters commencing after March 12, 2010.

(5)	33.33% of total grant vests on February 23, 2010 and the remainder vests each quarter over the next 8 quarters commencing after February 23, 2010.

(6)	33.33% of total grant vests on February 23, 2011 and the remainder vests each quarter over the next 8 quarters commencing after February 23, 2011.

(7)	33.33% of total grant vests on February 23, 2012 and the remainder vests each quarter over the next 8 quarters commencing after February 23, 2012.

(8)	33.33% of total grant vests on February 23, 2013 and the remainder vests each quarter over the next 8 quarters commencing after February 23, 2013.

(9)	33.33% of total grant vests on August 11, 2010 and the remainder vests each quarter over the next 8 quarters commencing after August 11, 2010.

(10)	33.33% of total grant vests on August 11, 2011 and the remainder vests each quarter over the next 8 quarters commencing after August 11, 2011.

(11)	33.33% of total grant vests on August 11, 2012 and the remainder vests each quarter over the next 8 quarters commencing after August 11, 2012.

(12)	33.33% of total grant vests on August 11, 2013 and the remainder vests each quarter over the next 8 quarters commencing after August 11, 2013.

Transactions with Related Persons

Our Audit Committee monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	the Company is a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our Common Stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with related person, the Audit Committee applies the standards for evaluating conflicts of interest outlined in the Company’s written Code of Business Conduct and Ethics. There were no reportable transactions during 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our equity securities. Copies of the reports filed with the SEC are required by SEC Regulation to be furnished to Local.com. Based solely on our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, the Company believes each reporting person has complied with the disclosure requirements with respect to transactions made during 2009.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

Haskell & White LLP has served as the Company’s independent registered public accounting firm for all fiscal years ending December 31, since 2003. Haskell & White LLP has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Although it is not required to do so, the Audit Committee is submitting the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment. In the event ratification of this appointment of independent registered public accounting firm is not approved by a majority of the shares of Common Stock voting thereon, the Audit Committee will consider this fact in connection with its future appointment of an independent registered public accounting firm.

A representative of Haskell & White LLP is expected to be present at the Annual Meeting where he or she will be given the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for fiscal year ending December 31, 2010.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by Haskell & White LLP for audit of our annual financial statements for the years ended December 31, 2009 and 2008, and fees billed for other services provided by Haskell & White LLP for the years ended December 31, 2009 and 2008.

	Years Ended December 31,
	2009	2008

Audit Fees	$185,527	$167,390
Audit-Related Fees	3,010	11,600
Tax Fees	7,600	9,750
All Other Fees	1,635	—

Total Fees Paid	$197,772	$188,740

Audit Fees

The aggregate fees for the annual audit of our financial statements and review of our quarterly financial statements.

Audit-Related Fees

The aggregate fees for the auditor’s consent for use of our audited financial statements in our S-8 registration statements, our Form 10-K/A and review of our SEC comment letter responses.

Tax Fees

The aggregate fees for tax preparation, tax advice and tax planning.

All Other Fees

The aggregate fees for services related to our acquisitions.

Our audit committee pre-approves all services provided by Haskell & White LLP.

OTHER MATTERS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

This proxy statement and the accompanying proxy card, together with a copy of our 2009 Annual Report, is being mailed to our stockholders on or about May 5, 2010. You may also obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, with all Exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of our Form 10-K if you write to us requesting one at One Technology Drive, Building G, Irvine, California, 92618. Exhibits filed with our Form 10-K will be provided upon written request, in the same manner noted above, at a nominal per page charge.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2011 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our proxy statement with respect to the 2011 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement, in order to be considered for inclusion in our proxy statement relating to such Annual Meeting or January 5, 2011. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act, the Rules and Regulations of the SEC and other laws and regulations to which interested persons should refer.

In addition, pursuant to our Bylaws, in order for business to be properly brought before the 2011 Annual Meeting by stockholders, including the nomination of a director, stockholders must submit a notice of the proposal to us between February 16, 2011 and May 28, 2011, or else it will be considered untimely and ineligible to be properly brought before the meeting. However, if our 2011 Annual Meeting of Stockholders is not held between May 17, 2011 and August 25, 2011, under our Bylaws, this notice must be provided not earlier than the one hundred twentieth day prior to the 2011 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the nineteenth day prior to the 2011 Annual Meeting or (b) the tenth day following the date on which public announcement of the date of such 2011 Annual Meeting is first made by us.

All such proposals and notices should be directed to Brenda Agius, Secretary, c/o Local.com Corporation, One Technology Drive, Building G, Irvine, California, 92618.

Proxy Solicitation

The proxies being solicited hereby are being solicited by us, the Board of Directors. The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees that hold shares of our Common Stock, which are beneficially owned by our stockholders, send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will, upon request, reimburse those record holders for their reasonable expenses. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being made available to stockholders by its authority.

By Order of the Board of Directors

Brenda Agius
Chief Financial Officer and Secretary

April 30, 2010

APPENDIX A

PROXY

LOCAL.COM CORPORATION
One Technology Drive, Building G
Irvine, California 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LOCAL.COM CORPORATION

The undersigned hereby appoints Brenda Agius and Heath B. Clarke, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of LOCAL.COM CORPORATION which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders to be held at the Hyatt Regency Irvine, The Board Room, 17900 Jamboree Road, Irvine, CA 92614, on June 15, 2010, at 10:00 a.m. PDT, and at any and all adjournments or postponements thereof, as follows:

1.	Election of Class III Director:

☐	FOR the nominee listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Heath B. Clarke

2.	Proposal to ratify appointment of independent registered public accounting firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR the election of the nominee listed above and FOR proposal number 2.

IMPORTANT — PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

▼ DETACH PROXY CARD HERE ▼

Please Detach Here
You Must Detach This Portion of the Proxy Card
▼ Before Returning it in the Enclosed Envelope ▼

This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement (with all enclosures and attachments) dated April 30, 2010.

☐ I/we plan to attend the Annual Meeting of Stockholders.

Dated:  , 2010

Signature

Signature if held jointly

Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope. If your address is incorrectly shown, please print changes.